UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01    Other Events.

Effective January 1, 2018, the Company adopted Accounting Standards Update (ASU) 2017-07, "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost." ASU 2017-07 requires service costs to be reported in the same line item as other compensation costs arising from employees during the period and requires the non-service cost components of net benefit cost to be reported separately from service cost and outside of operating profit. As a result of adopting the new standard, the non-service cost components of benefit costs previously included in "Cost of sales" and "Selling, general and administrative expenses" have been removed from those line items and included under a new caption titled "Non-operational pension (income)/cost." This new caption is located outside of "Operating profit," which had previously been titled "Income before interest and income taxes."

The following table sets forth the Company's revised consolidated statements of income for each quarter of 2017, reflecting the adoption of ASU 2017-07:

Consolidated Statements of Income (Unaudited)
(dollars in thousands)

			2017
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year to Date

Net sales	$1,172,324	$1,240,674	$1,324,634	$1,299,018	$5,036,650
Cost of Sales*	949,345	1,002,297	1,071,755	1,054,601	4,077,998
Gross profit*	222,979	238,377	252,879	244,417	958,652
Selling, general and administrative expenses*	125,209	125,300	129,136	128,179	507,824
Restructuring/asset impairment charges	4,111	7,897	511	25,900	38,419
Operating profit*	93,659	105,180	123,232	90,338	412,409
Non-operational pension (income)/cost*	3,686	34,410	3,150	3,864	45,110
Interest expense	13,085	13,823	14,741	15,571	57,220
Interest income	1,027	1,031	1,094	1,323	4,475
Income before income taxes	77,915	57,978	106,435	72,226	314,554
Provision for income taxes	25,539	17,167	35,545	68,338	146,589
Income before equity in earnings of affiliates	52,376	40,811	70,890	3,888	167,965
Equity in earnings of affiliates, net of tax	1,954	2,845	2,521	2,162	9,482
Net income	54,330	43,656	73,411	6,050	177,447
Net (income) attributable to noncontrolling interests	(597)	(531)	(599)	(375)	(2,102)
Net income attributable to Sonoco	$53,733	$43,125	$72,812	$5,675	$175,345

* reflects change from amounts previously reported as a result of adopting ASU 2017-07.

To ensure comparability of 2018 quarterly segmental financial results with previous periods, the Company will recast prior year segmental operating profit to conform to the current presentation. The following table sets forth quarterly operating profit for 2017 for each of the Company's business segments reflecting the adoption of ASU 2017-07:
Reportable Segment Results by Quarter (Unaudited)
(dollars in thousands)

			2017
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year to Date
Operating profit:
Segment operating profit[1]:
Consumer Packaging	$59,460	$60,376	$68,922	$67,001	$255,759
Display and Packaging	3,222	1,479	1,993	(4,062)	2,632
Paper and Industrial Converted Products	26,850	45,437	43,696	45,608	161,591
Protective Solutions	10,931	11,016	11,323	9,087	42,357
Restructuring/Asset impairment charges	(4,111)	(7,897)	(511)	(25,900)	(38,419)
Other, net	(2,693)	(5,231)	(2,191)	(1,396)	(11,511)
Consolidated operating profit	$93,659	$105,180	$123,232	$90,338	$412,409

1 Segment results viewed by Company management to evaluate segment performance do not include restructuring charges, asset impairment charges, acquisition-related charges, or certain other items, if any, the exclusion of which the Company believes improves comparability and analysis. Accordingly, segment operating profit is defined as the segment's portion of "Operating profit," excluding such items.

Definition and Reconciliation of Non-GAAP Financial Measures
To assess and communicate the financial performance of the Company, Sonoco management uses, both internally and externally, certain financial performance measures that are not in conformity with generally accepted accounting principles (“non-GAAP” financial measures). These non-GAAP financial measures reflect the Company’s GAAP operating results adjusted to remove amounts, including the associated tax effects, relating to restructuring initiatives, asset impairment charges, environmental charges, acquisition-related costs, gains or losses from the disposition of businesses, excess property insurance recoveries, pension settlement charges, certain income tax events and other items, if any, including other income tax-related adjustments and/or events, the exclusion of which management believes improves the period-to-period comparability and analysis of the underlying financial performance of the business. The adjusted non-GAAP results are identified using the term “base,” for example, “base earnings.”
The Company’s base financial performance measures are not in accordance with, nor an alternative for, measures conforming to generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Sonoco continues to provide all information required by GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor or other user is limited to reviewing only GAAP financial measures. The Company uses the non-GAAP “base” performance measures presented herein for internal planning and forecasting purposes, to evaluate its ongoing operations, and to evaluate the ultimate performance of management and each business unit against plan/forecast all the way up through the evaluation of the Chief Executive Officer’s performance by the Board of Directors. In addition, these same non-GAAP measures are used in determining incentive compensation for the entire management team and in providing earnings guidance to the investing community.
Sonoco management does not, nor does it suggest that investors should, consider these non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Sonoco presents these non-GAAP financial measures to provide users information to evaluate Sonoco’s operating results in a manner similar to how management evaluates business performance. Material limitations associated with the use of such measures are that they do not reflect all period costs included in operating expenses and may not reflect financial results that are comparable to financial results of other companies that present similar costs differently.

Furthermore, the calculations of these non-GAAP measures are based on subjective determinations of management regarding the nature and classification of events and circumstances that the investor may find material and view differently. To compensate for these limitations, management believes that it is useful in understanding and analyzing the results of the business to review both GAAP information which includes all of the items impacting financial results and the non-GAAP measures that exclude certain elements, as described above.
Restructuring and restructuring-related asset impairment charges are a recurring item as Sonoco’s restructuring programs usually require several years to fully implement and the Company is continually seeking to take actions that could enhance its efficiency. Although recurring, these charges are subject to significant fluctuations from period to period due to the varying levels of restructuring activity and the inherent imprecision in the estimates used to recognize the impairment of assets and the wide variety of costs and taxes associated with severance and termination benefits in the countries in which the restructuring actions occur.
Reconciliations of GAAP to base results are presented below. Whenever reviewing a non-GAAP financial measure, readers are encouraged to review the related reconciliation to fully understand how it differs from the related GAAP measure.
The following tables reconcile the Company's non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods presented, and reflect the revisions to previously reported amounts as a result of the adoption of ASU 2017-07:

		Non-GAAP Adjustments
Three Months Ended April 2, 2017	GAAP	Restructuring / Asset Impairment Charges	Other Adjustments	Base

Operating profit	$93,659	$4,111	$2,693	$100,463
Non-operating pension (income)/cost	3,686	—	—	3,686
Interest expense, net	12,058	—	—	12,058
Income before income taxes	77,915	4,111	2,693	84,719
Provision for income taxes	25,539	1,298	(641)	26,196
Income before equity in earnings of affiliates	52,376	2,813	3,334	58,523
Equity in earnings of affiliates, net of taxes	1,954	—	—	1,954
Net income	54,330	2,813	3,334	60,477
Net (income) attributable to noncontrolling interests	(597)	(2)	—	(599)
Net income attributable to Sonoco	$53,733	$2,811	$3,334	$59,878

Per Diluted Share*	$0.53	$0.03	$0.03	$0.59
*Due to rounding individual items may not sum across

		Non-GAAP Adjustments
Three Months Ended July 2, 2017	GAAP	Restructuring / Asset Impairment Charges	Other Adjustments	Base

Operating profit	$105,180	$7,897	$5,231	$118,308
Non-operating pension (income)/cost	34,410	—	(31,074)	3,336
Interest expense, net	12,792	—	—	12,792
Income before income taxes	57,978	7,897	36,305	102,180
Provision for income taxes	17,167	2,338	13,147	32,652
Income before equity in earnings of affiliates	40,811	5,559	23,158	69,528
Equity in earnings of affiliates, net of taxes	2,845	—	—	2,845
Net income	43,656	5,559	23,158	72,373
Net (income) attributable to noncontrolling interests	(531)	(12)	—	(543)
Net income attributable to Sonoco	$43,125	$5,547	$23,158	$71,830

Per Diluted Share*	$0.43	$0.06	$0.23	$0.71
*Due to rounding individual items may not sum across

		Non-GAAP Adjustments
Three Months Ended October 1, 2017	GAAP	Restructuring / Asset Impairment Charges	Other Adjustments	Base

Operating profit	$123,232	$511	$2,191	$125,934
Non-operating pension (income)/cost	3,150	—	(476)	2,674
Interest expense, net	13,647	—	—	13,647
Income before income taxes	106,435	511	2,667	109,613
Provision for income taxes	35,545	445	(1,080)	34,910
Income before equity in earnings of affiliates	70,890	66	3,747	74,703
Equity in earnings of affiliates, net of taxes	2,521	—	—	2,521
Net income	73,411	66	3,747	77,224
Net (income) attributable to noncontrolling interests	(599)	(21)	—	(620)
Net income attributable to Sonoco	$72,812	$45	$3,747	$76,604

Per Diluted Share*	$0.72	$—	$0.04	$0.76
*Due to rounding individual items may not sum across

		Non-GAAP Adjustments
Three Months Ended December 31, 2017	GAAP	Restructuring / Asset Impairment Charges	Other Adjustments	Base

Operating profit	$90,338	$25,900	$1,396	$117,634
Non-operating pension (income)/cost	3,864	—	(1,211)	2,653
Interest expense, net	14,248	—	—	14,248
Income before income taxes	72,226	25,900	2,607	100,733
Provision for income taxes	68,338	8,983	(47,704)	29,617
Income before equity in earnings of affiliates	3,888	16,917	50,311	71,116
Equity in earnings of affiliates, net of taxes	2,162	—	581	2,743
Net income	6,050	16,917	50,892	73,859
Net (income) attributable to noncontrolling interests	(375)	(36)	—	(411)
Net income attributable to Sonoco	$5,675	$16,881	$50,892	$73,448

Per Diluted Share*	$0.06	$0.17	$0.50	$0.72
*Due to rounding individual items may not sum across

		Non-GAAP Adjustments
Year Ended December 31, 2017	GAAP	Restructuring / Asset Impairment Charges	Other Adjustments	Base

Operating profit	$412,409	$38,419	$11,511	$462,339
Non-operating pension (income)/cost	45,110	—	(32,761)	12,349
Interest expense, net	52,745	—	—	52,745
Income before income taxes	314,554	38,419	44,272	397,245
Provision for income taxes	146,589	13,064	(36,282)	123,371
Income before equity in earnings of affiliates	167,965	25,355	80,554	273,874
Equity in earnings of affiliates, net of taxes	9,482	—	581	10,063
Net income	177,447	25,355	81,135	283,937
Net (income) attributable to noncontrolling interests	(2,102)	(71)	—	(2,173)
Net income attributable to Sonoco	$175,345	$25,284	$81,135	$281,764

Per Diluted Share*	$1.74	$0.25	$0.81	$2.79
*Due to rounding individual items may not sum across

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 19, 2018	By:	/s/ Barry L. Saunders
Barry L. Saunders
Senior Vice President and Chief Financial Officer